[Kavilco Incorporated Letterhead]






October 2003


Dear Shareholder:

You are warmly invited to attend Kavilco's 30th Annual Meeting to be held on November 15, 2003 at 1:00 p.m. at The Cape Fox Lodge, 800 Venetia Way, Ketchikan Alaska. Details about the meeting are described in the enclosed Notice of Annual Meeting and Proxy Statement.

We urge you to attend the Annual Meeting if possible. Attendance at our shareholder meetings helps maintain good communications and understanding. Scott Burns and I will be there to report on current operations and discuss future plans. We will also provide time, as we always do, for your questions and comments.

Your vote is important! Even if you are unable to attend the Annual Meeting, we hope you will vote your proxy as soon as possible.

Sincerely,


/s/LOUIS A. THOMPSON

Louis A. Thompson
President\Chief Executive Officer

                              KAVILCO INCORPORATED
                        600 University Street, Suite 3010
                             Seattle, WA 98101-1129

                              NOTICE OF 30TH ANNUAL
                             MEETING OF SHAREHOLDERS


DATE     November 15, 2003

REGISTRATION       11:00 a.m. - 12 noon

MEETING BEGINS     1:00 p.m.

PLACE              Cape Fox Lodge, 800 Venetia Way, Ketchikan, Alaska

ITEMS OF BUSINESS  (1)   To elect 3 directors to Class II, with a term expiring
                         in 2006. Incumbents are Louis Jones, Sr., John Campbell and Kenneth Gordon.

                   (2) To ratify the Company's selection of independent public accountants

                   (3) To consider such other business as may properly come before the meeting or any adjournments thereof.

RECORD DATE        Your are entitled to vote if you were a shareholder at the close of business on October 15, 2003.

VOTING BY PROXY    Promptly complete, sign and return the enclosed proxy in the postage paid envelope provided, even if you plan to attend the meeting. You may vote in person at the meeting even though you have previously signed and mailed a proxy.

THIS PROXY STATEMENT AND PROXY CARD ARE BEING DISTRIBUTED ON OR ABOUT OCTOBER 15, 2003.

By order of the Board of Directors,



/s/JOHN CAMPBELL

John Campbell

Secretary

                              KAVILCO INCORPORATED
                        600 University Street, Suite 3010
                             Seattle, WA 98101-1129

                                 PROXY STATEMENT

     QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q.   WHY AM I RECEIVING THESE MATERIALS?
A. The Board of Directors of Kavilco Inc. is providing these proxy materials to you in connection with the solicitation by the Board of proxies to be voted at Kavilco's Annual Meeting. Only shareholders of record holding Class A shares at the close of business on October 15, 2003 are entitled to vote. As a shareholder with Class A shares you are requested to vote on the proposals described in this proxy statement. All shareholders should complete and mail their proxy even if they plan to attend the meeting. The bylaws of the Corporation state that at least a majority of the total number of shares of Class A stock must be present, either in person or by proxy, to establish a quorum at the meeting. Conducting business will begin when a quorum is established.

Q.   WHAT IS THE QUORUM REQUIREMENT OF THE MEETING?
A. The quorum requirement for holding the meeting and transacting business is a majority of the shares of Class A stock. The shares may be present in person or by proxy. Kavilco currently has 11,576.83 shares outstanding of Class A stock. Kavilco knows of no person to be the beneficial owner of more than 5% of the outstanding shares of the Company.

Q.   WHAT IS A PROXY?
A. PROXY - 1. the authority to act for another, as in voting, 2. a document so authorizing one or a person so authorized.

     By completing and returning the enclosed proxy card, you will authorize the Board members elected during our last Annual Meeting, a majority of them or any of them acting alone in the absence of others to vote your shares for you. As your proxy, you are authorizing them to vote all of your shares with all the powers you would have if you were personally present. If you do not want to appoint the individuals named in the proxy card to act as your proxy (that is to vote your shares for you) you may, as provided in the bylaws, appoint someone else to act as your proxy by giving that person a written authorization to vote your shares of stock on your behalf at the Annual Meeting. Proxies may also be solicited personally, by telephone, by employees, officer and agents of the Company.

     Unless otherwise instructed, the proxy holders will vote proxies received by them for these nominees. In the event any nominee should not be available for election, the discretionary authority provided in the proxy will be exercised to vote for such other person(s) as may be designated by the present Board of Directors.

Q.   HOW CAN I VOTE MY SHARES?
A. Each Class A shareholder is entitled to one (1) vote for each share owned and may vote the total number of his or her shares for as may persons as there are directors being elected. Alternatively, shareholders are entitled to cumulative voting and may give a nominee as many votes as equal to the number of directors to be elected multiplied by the number of shares owned. Also, shareholders may allocate these votes on the same principle among any number of nominees. Using the sample proxy card included in this packet of materials, complete the Proxy card with your name on it and mail it to Kavilco's Inspector of Elections in the enclosed envelope.

Q.   CAN I CHANGE MY VOTE?
A. If you change your mind after voting, you may revoke your proxy and change your proxy instructions prior to the Annual Meeting, either by telephoning Scott Burns, Chief Financial Officer at Kavilco's Seattle office, providing a written statement to Kavilco at the address above, or by voting again at the meeting.

Q.   WHO WILL COUNT THE VOTE?
A. Representatives of Mecham, Richardson & Company will tabulate the votes and act as the Inspectors of Election.

Q.   WHO WILL BEAR THE COST OF SOLICITING VOTES AND SEC COMPLIANCE FOR THE
     MEETING?
A. Kavilco Incorporated will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials as well as submitting it to the Securities and Exchange Commission for review.

Q. MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?
A. You may submit proposals for consideration at future shareholder meetings as follows:

o TO BE INCLUDED IN THE PROXY STATEMENT. In order for a shareholder proposal to be considered for inclusion in Kavilco's proxy statement for next year's Annual Meeting, the written proposal must be received by the Secretary no later than August 1, 2004. These proposals must be in writing and sent to:
     Kavilco Incorporated, 600 University Street, Suite 3010, Seattle, Washington 98101. These proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in Company-sponsored proxy materials.
o TO BE RAISED FROM THE FLOOR. Similarly, in order for a shareholder proposal to be raised from the floor during next year's Annual Meeting, the shareholder's written notice must be received before May 3, 2004 and must contain certain information as required.

Pursuant to regulations, this proxy and accompanying materials have been submitted to the Securities and Exchange Commission for review in conjunction with this mailing.

                            PROPOSALS TO BE VOTED ON

(1)  ELECTION OF DIRECTORS

     Kavilco's bylaws provide that the corporation shall be managed by a Board of Directors composed of nine (9) members elected in three classes, each consisting of three (3) members. The election of directors is staggered so that only three (3) directors are elected each year. The Board of Directors recommends the election of the three nominees listed below, all of who are presently Board members, to serve a three (3) year term and until their successors are elected and qualified:

                                Louis Jones, Sr.
                                  John Campbell
                                 Kenneth Gordon

     Unless otherwise instructed, the proxy holders will vote proxies received by them for these nominees. In the event any nominee should not be available for election, the discretionary authority provided in the proxy will be exercised to vote for such other person(s) as may be designated by the present Board of Directors.

     BOARD STRUCTURE AND COMPENSATION

     The Board officers as defined by the corporate by-laws are President/Chairman, Vice President, Secretary and Treasurer. However, Kavilco does not currently have a Treasurer, but employs a Chief Financial Officer. The Board President/Chairman also is employed as Chief Executive Officer. The Board of Directors recommends the election of the Class II incumbents: Louis Jones, Sr., John Campbell and Kenneth Gordon.

     All cash compensation paid by the Company for the year ended December 31, 2002, to each of the most highly paid Executive Officers, whose cash compensation exceeds $60,000.00, and to all executive officers as a group, is as shown in the following table:

     Cash Compensation Table

               (A)                        (B)                   (C)
       Name of Individual            Capacities in           Cash
       or Number in Group            Which Served            Compensation

         Louis A. Thompson           Chief Executive         $    88,180
                                     Officer, Chairman and
                                     President

         Scott Burns                 Chief Financial         $   106,945
                                     Officer

         All the executive
         officers as a group
         (2 persons)           $ 195,125

                         COMPENSATION PURSUANT TO PLANS

The Company has a retirement plan for its employees that is a defined contribution plan with the annual contribution being equal to 20% of the participant's salary. All contributions are pooled in a brokerage trust account held at Charles Schwab


               INFORMATION AS TO NOMINEES AND CONTINUING DIRECTORS

On the Record Date, there were 11,576.83 shares of Class A Stock of the Company outstanding. The following table shows the beneficial ownership of the officers and Directors of the Company, individually and as a group, of Class A stock as of October 15, 2003:

------------------ -------------------- ----- --------- -------- ------------------------- --------------------
                                                Term
                       Positions &            Office as          Principal Occupation &    Amount of Beneficial
                     Offices with the         Director  Director Employment During Past    Ownership/% of Class
         Name             Company       Class  Expires    Since        Five Years              A on 9/30/03
------------------ -------------------- ----- --------- -------- ------------------------- --------------------
Louis Jones, Sr.     Director/Vice        II    2003      1979    Chief Engineer                      130
Age 66               President                                    Alaska Marine Hwy.                 1.12%

John Campbell        Director/            II    2003      1994                                        162
Age 34               Secretary                                    Self-employed                      1.39%

Jeane Breinig        Director             I     2005      1993    English Professor                   140
Age 48                                                            University of Alaska               1.20%

Kenneth Gordon       Director             II    2003      1994    Self employed house                 100
Age 43                                                            painter/student                     .86%

Ramona Hamar         Director             I     2005      1973    Office Manager for a                150
Age 60                                                            Dentist's office                   1.29%

Laird A. Jones       Director            III    2004      1994    Community Director Quota            100
Age 48                                                            Specialist                          .86%

Melanie Locklear     Director            III    2004      1997    Sign Shop Owner                     100
Age 34                                                                                                .86%

Marie K. Miller      Director             I     2005      2003    Human Resources Manager             100
Age 38                                                                                                .86%

Scott Burns          Chief Financial                              Chief Financial Officer            - 0 -
Age 57               Officer                                      for Kavilco                        - 0 -%

------------------ -------------------- ----- --------- -------- ------------------------- --------------------

INTERESTED DIRECTOR

------------------ -------------------- ----- --------- -------- ------------------------- --------------------
Louis A. Thompson    President/CEO       III  2004        1972    Chief Executive Officer             137
Age 67               Chairman Director                                                               1.18%
------------------ -------------------- ----- --------- -------- ------------------------- --------------------

Because Mr. Thompson is an employee of the Company and a member of the Board of Directors he is an "interested person" as defined by the Investment Company Act of 1940, as amended.

The Securities and Exchange Commission defines family relationships as directors and officers that are members of the same household. Accordingly, there are no family relationships between any of the directors or executive officers of the Company. Laird Jones, John Campbell and Jeane Breinig also serve on the Board of Directors of Kasaan Haida Heritage Foundation. None of Kavilco's other directors hold directorships anywhere else.

The Company does not have an auditing, nominating or compensation committee. However the Board of Directors reviews annually the auditor's independence letter, management letter, statement of auditing standards letter and internal control memo. The Board of Directors selects nominees from incumbent directors of the Company. The Board of Directors review employee's compensation every three years and occasionally review per diem and fees, the last review and subsequent increase took place in January 2000.

The Board of Directors held six regular bimonthly meetings for the year ended December 31, 2002.


                            COMPENSATION OF DIRECTORS

Each officer and director receives $1,100 in fees and $500 in per diem for each meeting they attend. In addition the Company pays for up to 4 days of travel and hotel expenses to attend the meetings. Several directors also participate in a Company medical insurance program.

(2)  RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The approval of selection of Anderson ZurMuehlen & Company, P.C. as independent public accountants of the Company is voted on by the Board of Directors at their Board meeting prior to the Annual meeting. Shareholders are asked to approve or ratify this selection. Unless the proxy holders are instructed otherwise, proxies will vote for the selection of Anderson ZurMuehlen & Company, P.C. as independent public accountants. If this selection is not approved, the Board of Directors intends to take the matter under advisement. No representative of Anderson ZurMuehlen & Company, P.C. is expected to be present at the Annual meeting.

Kavilco paid Anderson ZurMuehlen & Company, P.C. $2,500 for income tax preparation and $13,500 for audit services for the fiscal year ended December 31, 2002 for a total of $16,000.

OTHER MATTERS

The Board of Directors knows of no matters, other than those mentioned in the proxy, to be brought before the meeting. However, if other matters do properly come before the meeting, it is the intention of the proxy holders to vote proxies according to their best judgment.


By Order of the Board of Directors

/s/LOUIS A. THOMPSON

Louis A. Thompson,
President

Seattle, Washington

October, 2003

                              KAVILCO INCORPORATED
                      PROXY SOLICITED BY BOARD OF DIRECTORS
                         ANNUAL MEETING OF SHAREHOLDERS
NOVEMBER 15, 2003

As to matters 1 and 2, discretionary authority is hereby granted to any such matter as to which no choice is indicated. Discretionary authority is hereby granted as to any other matters that may lawfully come before the meeting. Management knows of no other matters to be considered by the Shareholders.


CHECK BOX (A) OR (B)


(1)
         (A) [ ] TO VOTE DISCRETIONARY for the election of three Nominees as set forth in the Board of Directors' Proxy Statement for the three-year terms ending in 2006. The undersigned hereby appoints Jeane Breinig, Ramona Hamar and Marie K. Miller, or any of them, Proxies for the undersigned to vote on their behalf.
         (B) [ ] TO VOTE DIRECTED in the manner set forth below for the election of the Nominees below for the Board of Directors of the Corporation for three-year terms ending in 2006.

                    Nominee          Number of Shares X 3 = Number of Votes Cast
                    ------------------------------------------------------------

                    Louis Jones, Sr.                 X 3
                                         ----------      --------------------
                    John Campbell                    X 3
                                         ----------      --------------------
                    Kenneth Gordon                   X 3
                                         ----------      --------------------

(2) To ratify the selection of Anderson ZurMuehlen & Co., P.C., as the independent public accountants for the Company.

     FOR [   ]             AGAINST [   ]                      ABSTAIN [   ]


THE BOARD OF DIRECTORS MAKES THE FOREGOING PROPOSALS AND THE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED.

                                     Number of shares  _________________
                                     Dated ______________________________, 2003



Name:                             X_____________________________________________

                                  Sign here as name appears to the left


Class:   # of Shares:





                      IMPORTANT: Executors, Administrators, Trustees, Guardians should so indicate.